o FIST1 P-PA1
                        SUPPLEMENT DATED MAY 19, 1999
                            TO THE PROSPECTUSES OF
                     FRANKLIN INVESTORS SECURITIES TRUST

(FIST1 P - Franklin Convertible Securities Fund, Franklin Equity Income Fund,
 Franklin Global Government Income Fund and Franklin Short-Intermediate U.S.
                         Government Securities Fund)
    (FIST1 PA - Franklin Global Government Income Fund - Advisor Class and Franklin Short-Intermediate U.S. Government Securities Fund - Advisor Class)
                             dated March 1, 1999

On May 18, 1999, Franklin Investors Securities Trust's Board of Trustees approved a proposal to merge the Franklin Global Government Income Fund into Templeton Global Bond Fund, subject to shareholder approval. Templeton Income Trust's Board of Trustees also approved the merger on behalf of Templeton Global Bond Fund. The investment goal of Franklin Global Government Income Fund is to provide high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The investment goal of Templeton Global Bond Fund is current income with capital appreciation and growth of income. These goals are fundamental, which means that they may not be changed without shareholder approval. The Boards believe this proposed merger will benefit shareholders.

It is anticipated that this summer shareholders of Franklin Global Government Income Fund will receive a proxy and proxy statement requesting their votes on the merger.

Franklin Global Government Income Fund will be closed to new investors after the close of business on June 8, 1999. If you are a shareholder of record as of the close of business on June 8, 1999, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through reinvestment of dividend or capital gain distributions until September 21, 1999. If the merger is approved by Franklin Global Government Income Fund's shareholders on September 21, 1999, the Franklin Global Government Income Fund will also be closed to purchases by existing shareholders, except for the reinvestment of dividend and capital gain distributions.

Although you may redeem your shares, please keep in mind that if you sell all the shares in your account after June 8, 1999, your account will be closed and you will not be allowed to buy additional shares of Franklin Global
Government Income Fund or to reopen your account in the Franklin Global Government Income Fund. If you sell your shares in the fund, you may reinvest some or all of the proceeds in most of the other Franklin Templeton Funds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class.


              Please keep this supplement for future reference.